UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 23, 2007, Alliance One International, Inc. (“Alliance One”) entered into a Fifth Amendment to the Credit Agreement, dated as of May 13, 2005 (the “Credit Agreement”), by and among Alliance One, Intabex Netherlands B.V., Alliance One International, AG (collectively, the “Borrowers”), the several banks and other financial institutions from time to time party hereto (the “Lenders”) and Wachovia Bank, National Association, as administrative agent for the Lenders (the “Agent”).  The Fifth Amendment, which has received approval of the Lenders, permits the incurrence of up to an additional $200.0 million of senior notes indebtedness and allows us 30 days from receipt of the proceeds of such senior notes to make a mandatory prepayment of the senior secured credit facility.  The full text of the Fifth Amendment is attached hereto as Exhibit 10.1, and this summary description is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.  Except as expressly set forth in the Fifth Amendment, the Credit Agreement, as previously amended, remains in full force and effect.

This filing contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based on current expectations of future events.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Alliance One’s expectations and projections.  Risks and uncertainties with respect to Alliance One’s results of operations include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for leaf tobacco products, and the impact of regulation and litigation on Alliance One’s customers.  A further list and description of these risks, uncertainties and other factors can be found in Alliance One's Annual Report for the fiscal year period ended March 31, 2006, and other filings with the Securities and Exchange Commission.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 23, 2007, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., DIMON INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2007	Alliance One International, Inc.
(Registrant)

/s/ James A. Cooley
______________________________________________
James A. Cooley Executive Vice President and Chief Financial Officer

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Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 23, 2007, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., DIMON INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders

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